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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ___________________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  September 19, 2000
                       (Date of earliest event reported)


                           FEDERAL-MOGUL CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)


                                   Michigan
                                   --------
                (State or other jurisdiction of incorporation)


          1-1511                                       38-0533580
          ------                                       ----------
(Commission File Number)                (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan         48034
------------------------------------------------         -----
(Address of principal executive offices)              (Zip Code)


                                (248) 354-7700
                                --------------
             (Registrant's telephone number, including area code)


The total number of pages is 2
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events

Richard A. Snell, Chairman of the Board, Chief Executive Officer and President of Federal-Mogul Corporation (the "Company") resigned from the Company, effective September 19, 2000. Robert S. Miller, Jr., a member of the Company's Board of Directors, will serve as Chairman and Interim Chief Executive Officer.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 19, 2000



                                        FEDERAL-MOGUL CORPORATION



                                        By: /s/ James J. Zamoyski
                                           -------------------------------
                                             Name:  James J. Zamoyski
                                             Title: Senior Vice President and
                                                    General Counsel

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